UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 7, 2009
WESTERN LIBERTY BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 445-7800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Background
On October 7, 2009, Global Consumer Acquisition Corp.’s stockholders approved the proposals to amend its Amended and Restated Certificate of Incorporation (the “COI Amendments”) and the acquisition of 1st Commerce Bank, a Nevada chartered non-member bank, (the “Acquisition”) at the special meeting of stockholders held on October 7, 2009. Global Consumer Acquisition Corp. has changed its name to Western Liberty Bancorp (“WLBC”).
Amendment to Trust Agreement
In connection with the Acquisition, WLBC’s stockholders authorized WLBC and Continental Stock Transfer & Trust Company (the “ Trustee ”) to distribute and terminate WLBC’s trust account immediately following stockholder approval of the Acquisition pursuant to an Amendment No. 1 to the Investment Management Trust Agreement, dated October 7, 2009 (the “Trust Agreement Amendment”). The Trust Agreement Amendment amends the Investment Management Trust Agreement, dated November 27, 2009, between WLBC and the Trustee (the “Trust Agreement”), which provided that the Trustee could only liquidate the trust account upon the consummation of WLBC’s initial business combination or upon the on November 27, 2009 (our “Termination Date”).
The foregoing summaries of the Trust Agreement, the Trust Agreement Amendment and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the Trust Agreement, which is Exhibit 10.1 to WLBC’s Current Report on Form 8-K, filed with the SEC on December 4, 2007 and the Trust Agreement Amendment, which is Exhibit 10.1 hereto. Each of the foregoing agreements are incorporated by reference into this Current Report on Form 8-K.
Item 3.03 Material Modification of Rights of Security Holders
Modifications to Common Shares
In connection with its stockholders’ approval of the Acquisition and the additional proposals, including certain amendments to WLBC’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), WLBC has filed a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) and a Second Amended and Restated Certificate of Incorporation (the “Second A&R Certificate of Incorporation”) with the Secretary of State of the State of Delaware.

The Certificate of Amendment modified the Certificate of Incorporation as follows:
•	amended the definition of “Business Combination” to remove the requirement that WLBC’s initial acquisition of one or more assets or operating businesses needed to have a fair market value of at least 80% of WLBC’s net assets held in trust (net of taxes and amounts disbursed for working capital purposes and excluding the amount held in the trust account representing a portion of the underwriters’ discount) at the time of acquisition;

•	removed the prohibition on the consummation of a business combination if holders of an aggregate of 30% or more in interest of the shares of WLBC’s common stock issued in its initial public offering (“Public Shares”) exercised their conversion rights; and

•	removed the requirement that only holders of Public Shares who voted against WLBC’s initial business combination could covert their Public Shares into cash.
The Second A&R Certificate of Incorporation modified the Certificate of Incorporation, as amended by the Certificate of Amendment, as follows:
•	changed WLBC’s name from “Global Consumer Acquisition Corp.” to “Western Liberty Bancorp”;

•	changed WLBC’s corporate existence to perpetual, so WLBC will not be required to liquidate the Termination Date and will no longer be required to liquidate, even if it does not complete the Acquisition;

•	deleted the provision in the Certificate of Incorporation that provided that in the event a business combination was not consummated prior to the Termination Date, WLBC’s corporate purpose would automatically have been limited to effecting and implementing WLBC’s dissolution and liquidation and that WLBC’s powers would be limited to those set forth in Section 278 of the Delaware General Corporation Law and as otherwise may be necessary to implement the limited purpose; and

•	deleted the following restrictions only applicable to special purpose acquisition companies:
•	the requirement that a business combination be submitted to WLBC’s stockholders for approval and authorized by the vote of a majority of the Public Shares cast at a meeting of stockholders to approve such business combination;

•	the procedures for exercising conversion rights;

•	the provision for when funds may be disbursed from WLBC’s trust account established in connection with its initial public offering;

•	the provision that no other business combination could be consummated until WLBC initial business combination is consummated; and

•	the provision that holders of Public Shares would be entitled to receive distributions from WLBC’s trust account only in the event of WLBC’s liquidation or by demanding conversion.
The foregoing amendments to the Certificate of Incorporation have resulted in changes to WLBC’s common stock that could be deemed to be so significant that they constitute a material modification of the rights of WLBC’s security holders.
A copy of the Certificate of Incorporation was filed with the SEC on December 4, 2007 and is incorporated herein by reference. The foregoing summaries of the Certificate of Amendment and the Second A&R Certificate of Incorporation and the modifications to WLBC’s securities expressed thereby do not purport to be complete and are subject to, and are qualified in their entirety by, the Certificate of Amendment, which is Exhibit 3.1 hereto and the Second A&R Certificate of Incorporation, which is Exhibit 3.2 hereto. The Certificate of Amendment and the Second A&R Certificate of Incorporation are each incorporated by reference hereto.

Warrant and Founders Shares Restructuring
In connection with the Acquisition, on July 20, 2009, WLBC entered into a Letter Agreement (the “Warrant Restructuring Letter Agreement”) with warrantholders who have represented to WLBC that they collectively hold at least a majority of its outstanding warrants (the “Consenting Warrantholders”) confirming the basis and terms upon which the parties agreed to amend the Warrant Agreement, dated as of November 27, 2007, between WLBC and Continental Stock Transfer & Trust Company (the “Warrant Agent”), as warrant agent (the “Original Warrant Agreement”), previously filed with the SEC on November 13, 2007.
On July 20, 2009, WLBC also entered into a Founders Shares Restructuring Agreement with its sponsor, Hayground Cove Asset Management LLC (“Hayground Cove”), pursuant to which Hayground Cove, on behalf of itself and the funds and accounts it manages and shares issued in an insider private placement prior to the consummation of the WLBC’s initial public offering that Hayground Cove or its affiliates control (collectively, the “ Founders Shares ”), agreed to cancel at least 90% of the outstanding Founders Shares in exchange for one warrant per Founders Share cancelled, each warrant identical in terms and conditions to WLBC’s restructured outstanding warrants (except as set forth in the Amended and Restated Warrant Agreement (defined below)). The cancelled Founders Shares include all such Founders Shares currently held by Hayground Cove and its affiliates.
In connection with the foregoing, on July 20, 2009, WLBC and the Warrant Agent entered into an Amended and Restated Warrant Agreement (the “Amended and Restated Warrant Agreement”) to effect the amendments to the Original Warrant Agreement as agreed between WLBC and the Consenting Warrantholders pursuant to the Warrant Restructuring Letter Agreement. In addition, WLBC has received approval for listing of the amended warrants by the New York Stock Exchange and certifications from the applicable registered holders of such warrants certifying the number of warrants held by the consenting warrantholders. WLBC also filed and distributed a Schedule 14C Information Statement in connection with the warrant restructuring on September 17, 2009. The warrant restructuring and Founders Shares restructuring became effective on October 7, 2009 after the receipt of stockholder approval of the Acquisition and the COI Amendments.
Amendment to Amended and Restated Warrant Agreement
On October 7, 2009, WLBC and the Warrant Agent entered into an Amendment No. 1 (the “Warrant Agreement Amendment”) to the Amended and Restated Warrant Agreement. The Warrant Agreement Amendment (i) amends the definition of “Business Combination” as set forth in the Warrant Agreement to allow for the exercise of WLBC’s warrants immediately upon consummation of an initial business combination, subject to certain requirements as set forth in the Amended and Restated Warrant Agreement, and (ii) makes certain technical amendments to the Insider Letters in conformance with the COI Amendments and the Trust Agreement Amendment.
A discussion of the amended terms of the Original Warrant Agreement as set forth in the Amended and Restated Warrant Agreement may be found in WLBC’s Current Report on Form 8-K, filed with the SEC on July 22, 2009 and incorporated herein by reference.
Each of the foregoing summaries of the Founders Shares Restructuring Agreement, the Warrant Restructuring Letter Agreement, the Amended and Restated Warrant Agreement, the Warrant Agreement Amendment and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the Warrant Restructuring Letter Agreement, which is Exhibit 4.1 to WLBC’s Current Report on Form 8-K, filed with the SEC on July 22, 2009, the Founders Shares Restructuring Agreement, which is Exhibit 4.2 to WLBC’s Current Report on Form 8-K, filed with the SEC on July 22, 2009, the Amended and Restated Warrant Agreement, which is Exhibit 4.1 to WLBC’s Current Report on Form 8-K, filed with the SEC on July 24, 2009 and the Warrant Agreement Amendment, which is Exhibit 4.1 hereto. Each of the foregoing agreements are incorporated by reference into this Current Report on Form 8-K.

Forward-Looking Statements
This report, and the information incorporated by reference in it, includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained or incorporated by reference in this report are based on current expectations and beliefs concerning future developments and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments affecting WLBC will be those that are anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond WLBC’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” filed in WLBC’s Annual Report on Form 10-K for the year ended December 31, 2008 and registration statement on Form S-4, File No. 333-161970, filed with the SEC on September 17, 2009, and related prospectus. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. WLBC undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Item 9.01. Financial Statements and Exhibits
3.1	Certificate of Amendment to Global Consumer Acquisition Corp.’s Amended and Restated Certificate of Incorporation

3.2	Second Amended and Restated Certificate of Incorporation of Global Consumer Acquisition Corp.

4.1	Amendment No. 1 to Amended and Restated Warrant Agreement, dated as of October 7, 2009, by and between Global Consumer Acquisition Corp. and Continental Stock Transfer & Trust Company

10.1	Amendment No. 1 to the Investment Management Trust Agreement, dated as of October 7, 2009, by and between Global Consumer Acquisition Corp. and Continental Stock Transfer & Trust Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP
Date: October 9, 2009	By:	/s/ Jason N. Ader
		Name:	Jason N. Ader
		Title:	Chief Executive Officer